FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2009

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in their charter)

Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (I.R.S. Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)		60602 (Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
                                Arrangements of Certain Officers

This Form 8-K is being filed to file the following documents as exhibits with respect to the officers of Telephone and Data Systems, Inc. (“TDS”) that are specified in paragraph (e) of Item 5.02 of Form 8-K:

1.             Form of Deferred Compensation Agreement

Certain TDS officers are permitted from time to time to defer base pay, bonus and/or retroactive base pay increases pursuant to nonqualified Deferred Compensation Agreements. The attached form of Deferred Compensation Agreement  may be used by TDS officers to defer such amounts and receive interest thereon.  Pursuant to the Deferred Compensation Agreement, the officer’s deferred compensation account is credited with interest compounded monthly, computed at a rate equal to one-twelfth of the sum of the average thirty-year Treasury Bond rate of interest plus 1.25%.  The officer’s deferred compensation account becomes payable upon the earlier of the officer’s separation from service (subject to a six-month delay, if required by section 409A of the Internal Revenue Code of 1986, as amended) or disability.  Payment shall be in either a lump sum or quarterly installments (not to exceed 20 installments), as elected by the officer at the time the officer entered into the Deferred Compensation Agreement.

2.             Change of Election Form for Deferred Compensation Agreement

This form may be used by a TDS officer who previously  has entered into a Deferred Compensation Agreement with TDS to demonstrate such officer’s change in deferral election.  TDS officers may change the amount of base pay deferral, bonus deferral or retroactive base pay increase deferral (including an election to cease any such deferral).  Any such change will be effective only with respect to amounts payable for services performed in calendar years following the calendar year in which such change is made.

The foregoing descriptions are qualified by reference to the forms of documents which are attached hereto as Exhibits and incorporated by reference herein.

Item 9.01                Financial Statements and Exhibits

                (d)           Exhibits:

                                In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date:	December 21, 2009

By:	/s/ Douglas D. Shuma
Douglas D. Shuma Senior Vice President and Corporate Controller

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description
10.1	Form of Deferred Compensation Agreement
10.2	Change of Election Form for Deferred Compensation Agreement